NEW YORK LIFE INVESTMENTS VP FUNDS TRUST

NYLI VP Winslow Large Cap Growth Portfolio
(the “Portfolio”)

Supplement dated February 28, 2026 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated May 1, 2025, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective immediately, Peter A. Dlugosch will no longer serve as a portfolio manager of the Portfolio. All references to Mr. Dlugosch are deleted in their entirety from the Summary Prospectus, Prospectus and SAI. Justin H. Kelly, Patrick M. Burton, and Steven M. Hamill will continue to serve as portfolio managers of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE